Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Multi Strategies Fund

Supplement dated August 27, 2015 to the Prospectus

This supplement amends the Prospectus of each of Oppenheimer Fundamental Alternatives Fund and Oppenheimer Global Multi Strategies Fund (each, a “Fund”), and is in addition to any other supplement(s).

Effective immediately:

1.	The last paragraph of the section “About Class I Shares” is deleted and replaced with the following:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager, and for certain investors otherwise eligible that provide investment products that reference Class I shares of the Fund as the underlying reference security.

August 27, 2015                                                                                               PX0000.070